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                         BRIGGS & STRATTON CORPORATION

                       1997 Annual Report on Form 10-K

                            EXHIBIT NO. 10.3 (c)

                 AMENDMENT TO BRIGGS & STRATTON CORPORATION
              ECONOMIC VALUE ADDED INCENTIVE COMPENSATION PLAN

        RESOLVED, that Section V.B. Target Incentive Awards, of the Briggs & Stratton Corporation Economic Value Added Incentive Compensation Plan for management employees be amended to set the Target Incentive Award for the Executive Position of Chairman and CEO at 90%, effective for fiscal 1998.